UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2017

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

1-3382	DUKE ENERGY PROGRESS, LLC (a North Carolina limited liability company) 410 South Wilmington Street Raleigh, North Carolina 27601-1748 704-382-3853	56-0165465

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

☐               Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Information.

On November 22, 2017, Duke Energy Progress, LLC (“DEP”) and the Public Staff - North Carolina Utilities Commission (the “Public Staff”) filed an Agreement and Stipulation of Partial Settlement (the “Stipulation”)  with the North Carolina Utilities Commission (the “NCUC”) resolving certain issues in the rate case which DEP filed on June 1, 2017, with the NCUC.  The items addressed in detail in the Stipulation are consistent with those included in the Preliminary Notice of Partial Settlement filed with the NCUC on November 20, 2017, and disclosed in the Form 8-K filed by DEP on the same date.

The Stipulation includes, among other things, a return on equity of 9.9% based upon a capital structure of 52% equity and 48% debt.  As a result of certain adjustments to be made to rate base for the Mayo Zero Liquid Discharge and Sutton combustion turbine projects, Duke Energy will take an estimated pre-tax impairment charge of approximately $25 million in the fourth quarter of 2017 which will be treated as a special item and excluded from adjusted diluted earnings per share.  An overview providing detail on the terms of the Stipulation is attached to this Form 8-K as Exhibit 99.1.

The parties have not reached a compromise on coal ash basin deferred costs to be recovered and amortization period, and ongoing coal ash costs to be included in rates, as well as deferred storm costs to be recovered and amortization period.

An evidentiary hearing on the Stipulation and other issues in the case will commence on November 27, 2017.  The Stipulation will be subject to the review and approval by the NCUC.  DEP has requested that rates go into effect on February 1, 2018.

Item 9.01.   Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Duke Energy Progress Summary of 2017 Rate Case Filing in North Carolina

EXHIBIT INDEX

Exhibit	Description

99.1	Duke Energy Progress Summary of 2017 Rate Case Filing in North Carolina

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Dated:	November 22, 2017	/s/ Julia S. Janson
Julia S. Janson
Executive Vice President, External Affairs, Chief Legal Officer and Corporate Secretary